Exhibit 10.5

AMENDMENT TO SEVERANCE AGREEMENT

This Amendment To Severance Agreement (“Amendment”) is made by and between Crown Castle International Corp. (“Company”) and                              (“Executive”).

WHEREAS, the Company and Executive entered into a Severance Agreement dated effective                 , 20    , as previously amended (“Agreement”); and

WHEREAS, the Company and Executive desire to amend the Agreement as set forth in this Amendment.

NOW THEREFORE, Executive and Company, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

1. Section 1.2 of the Agreement is amended to read as follows:

“1.2    “Annual Bonus” means the Executive’s target annual bonus for the calendar year with the Date of Termination.”

2. Except as amended by this Amendment, the Agreement shall remain in full force and effect.

Executed effective as of February 23, 2016 in multiple originals.

COMPANY:
Crown Castle International Corp.	Dated: February , 2016

By:
Name:
Title:

EXECUTIVE:	Dated: February , 2016